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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.   20549

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                February 5, 1998
                Date of Report (Date of earliest event reported)


                           CALIFORNIA MICROWAVE, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                          0-7428              94-1668412
       (State or other                   (Commission         (IRS Employer
       jurisdiction of                   File Number)        Identification No.)
       incorporation)

              1143 Borregas Avenue, Sunnyvale, California   94089
              (Address of principal executive offices) (Zip Code)

      (Registrant's telephone number, including area code):  408/732-4000



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Item 2.  Acquisition or Disposition of Assets.


              California Microwave, Inc. on February 5, 1998 completed the sale of its Satellite Transmission Systems division to L-3 Communications Corporation for $27 million in cash.

Item 7.

              (c)  Exhibits

              10.24 Asset Purchase Agreement between L-3 Communications Corporation and California Microwave, Inc., dated as of December 19, 1997.

              10.25 Amendment to Asset Purchase Agreement between L-3 Communications Corporation and California Microwave, Inc., dated as of February 4, 1998.

                                   SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CALIFORNIA MICROWAVE, INC.
                                     (Registrant)


                                  By: /s/ George L. Spillane
                                      -----------------------------------------
                                      Name:     George L. Spillane
                                      Title:    Vice President and Secretary


Dated:  February 12, 1998



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